URS CORPORATION SUBSIDIARY LIST

--------------------------------------------------------------------------------
          Name of Domestic Subsidiary                             State of
                                                               Incorporation
--------------------------------------------------------------------------------
Aman Environmental Construction, Inc.                            California
Banshee Construction Company                                     California
Bovay Northwest, Inc.                                            Washington
BRW Group, Inc.                                                  Delaware
BRW/Hazelet & Erdal of Michigan, Inc.                            Michigan
BRW/Hazelet & Erdal of Ohio, Inc.                                Ohio
Clay Street Properties                                           California
Cleveland Wrecking Company                                       California
Cole Sherman, Inc. (DE)                                          Delaware
Color Cave, Inc.                                                 California
Contracting Resources International, Inc.                        Delaware
Coverdale & Colpitts, Inc.                                       New York
D&M Consulting Engineers, Inc.                                   Delaware
D&M Inspection & Testing, Inc.                                   Delaware
D&M Testing, Inc.                                                Delaware
Dames & Moore America LP                                         California
Dames & Moore Foreign Branch Operations                          Delaware
Dames & Moore Group                                              Delaware
Dames & Moore Group (NY), Inc.                                   New York
Dames & Moore Group, Ohio                                        Ohio
Dames & Moore Inc.                                               Delaware
Dames & Moore Lebron LLP                                         Delaware
Dames & Moore Servicing Company                                  California
Dames & Moore Ventures                                           California
DecisionQuest, Inc.                                              California
DM Investors                                                     Delaware
DQ Squared, Inc.                                                 California
E.C. Driver & Associates, Inc.                                   Florida
Ecobalance, Inc.                                                 Delaware
Environmental Landfill Management, Inc.                          Delaware
EWI Engineering Associates, Inc.                                 Delaware
Forrest & Cotton International                                   Texas
Fourth Dimension Interactive, Inc. (4Di)                         Delaware
GEL, Inc.                                                        Nevada
Geotesting Services, Inc.                                        California
GIC Services, Inc.                                               Nevada
GIE, Inc.                                                        Nevada
GM Services, LLC                                                 Nevada
GPI, Inc.                                                        Nevada
Hospital Development Corporation                                 Missouri
M & M Aerial Surveys, Inc.                                       California

                                       1.

Mitchell Management Systems, Inc.                                Delaware
National Transportation Authority Texas 1, Inc.                  Texas
National Transportation Authority Texas 2, Inc.                  Texas
National Transportation Authority Texas 3, Inc.                  Texas
National Transportation Authority Texas 4, Inc.                  Texas
O'Brien Kreitzberg, Inc.                                         California
Radian Acquisition Corporation                                   Delaware
Radian Ceramic Developments Corp.                                Texas
Radian Engineering Corp.                                         New York
Radian Int'l Overseas Mgmt. Corp.                                Delaware
Radian International (Texas) Corp.                               Texas
Radian International LLC                                         Delaware
Rogers & Associates Engineering Corp.                            Utah
Seismic Risk Insurance Services, Inc.                            California
Signet Testing Laboratories                                      Delaware
SOV Acquisition Corp.                                            California
SP Group/Southwest, Inc.                                         Texas
SRA Life Sciences, Inc.                                          Delaware
Thortec Environmental Systems, Inc. (CA)                         California
Thortec Environmental Systems, Inc. (DE)                         Delaware
URS Company - Kansas City                                        Missouri
URS Constructors, Inc. (DE)                                      Delaware
URS Consultants, Inc. - Florida                                  Florida
URS Consultants, Inc. - Ingeniera                                Delaware
URS Consultants, Inc. - Texas                                    Texas
URS Greiner Woodward-Clyde Consultants of Michigan, Inc.         Michigan
URS Greiner Woodward-Clyde Consultants, Inc.                     Delaware
URS Greiner Woodward-Clyde Consultants, Inc. - Colorado          Colorado
URS Greiner Woodward-Clyde Design, Inc.                          Ohio
URS Greiner Woodward-Clyde Engineering, Inc.                     Nevada
URS Greiner Woodward-Clyde Engineering, Inc.                     Ohio
URS Architects/Engineers, Inc.                                   New Jersey
URS Group, Inc.                                                  Delaware
URS Greiner Woodward-Clyde Group Consultants, Inc.               New York
URS Greiner Woodward-Clyde Group, Inc.                           Delaware
URS Greiner Woodward-Clyde International Holdings, Inc.          Delaware
URS Greiner Woodward-Clyde International-Americas, Inc.          Nevada
URS Greiner Woodward-Clyde Licensing Corp.                       Delaware
URS Greiner Woodward-Clyde of Delaware, Inc.                     Delaware
URS Greiner Woodward-Clyde Operating Services, Inc.              Delaware
URS Greiner Woodward-Clyde Services, Corp.                       Pennsylvania
URS Greiner Woodward-Clyde, Inc. - Ohio                          Ohio
URS Greiner Woodward-Clyde, Inc. Pacific                         Nevada
URS Greiner Woodward-Clyde, Inc. - Washington                    Washington
URS Greiner Woodward-Clyde, Inc.                                 Colorado

                                       2.

URS Greiner Woodward-Clyde, Inc.                                 Connecticut
URS Greiner Woodward-Clyde, Inc.                                 Maryland
URS Greiner Woodward-Clyde, Inc.                                 New York
URS Greiner Woodward-Clyde, Inc. AES                             Connecticut
URS Greiner Woodward-Clyde, Inc.- California                     California
URS Greiner Woodward-Clyde, Inc. Great Lakes                     Michigan
URS Greiner Woodward-Clyde, Inc. Southern                        California
URS Greiner Woodward-Clyde, Inc. Southwest                       Arizona
URS Greiner Woodward-Clyde, Inc. West Coast                      California
URS Greiner Woodward-Clyde/Tatman & Lee, Inc.                    Delaware
URS Telecommunications, Inc.                                     Delaware
URS, P.C.                                                        District of
                                                                 Columbia
Walk Haydel & Associates, Inc.                                   Louisiana
Woodward Investments, Inc.                                       Delaware
Woodward-Clyde International, Inc.                               Delaware
Woodward-Clyde International-Americas (Ohio General Partnership) Ohio
WVP Corporation                                                  Missouri

                                       3.

          Name of Foreign Subsidiary                         Jurisdiction of
                                                              Incorporation
--------------------------------------------------------------------------------
4Di-Canada                                                       Canada
4Di-Denmark                                                      Denmark
653339 Ontario Inc.                                              Canada
AACM Central Europe, Limited                                     Hungary
AGC Woodward-Clyde Pty. Limited                                  Australia
Bureau voor Milieumanagement BV                                  The Netherlands
Chiyoda Dames & Moore Co., Ltd.                                  Japan
Cole Sherman Engineers & Architects                              Ontario, Canada
Cole, Sherman & Associates Limited                               Ontario, Canada
Cole, Sherman Transmark, Inc.                                    Ontario, Canada
Corporacion Radian S.A. de C.V.                                  Mexico
Dames & Moore (BVI), Ltd. Taiwan                                 China/Japan
Dames & Moore Ltd.                                               Thailand
Dames & Moore Argentina S.A.                                     Argentina
Dames & Moore B.V.                                               The Netherlands
Dames & Moore Canada, Inc.                                       Canada
Dames & Moore Canadian Holdings, Inc.                            Canada
Dames & Moore Chile LTDA                                         Chile
Dames & Moore de Mexico                                          Mexico
Dames & Moore Foreign Sales Corporation                          Bermuda
Dames & Moore GmbH & Co. KG                                      Germany
Dames & Moore Holding de Mexico                                  Mexico
Dames & Moore Iberia SA                                          Spain
Dames & Moore Indonesia                                          Indonesia
Dames & Moore Int'l SRL Japan                                    Japan/Venezuela
Dames & Moore International SRL                                  Italy
Dames & Moore (Malaysia) Sdn Bhd                                 Malaysia
Dames & Moore Pty. Ltd.                                          Australia
Dames & Moore Puerto Rico, Inc.                                  Puerto Rico
Dames & Moore SRL                                                France
Dames & Moore Servicios de Mexico                                Mexico
Dames & Moore Singapore                                          Singapore
Dames & Moore Trust                                              Australia
Dames & Moore United Kingdom                                     UK
Dames & Moore Zuid (B.V.)                                        The Netherlands
Dames & Moore, Inc.                                              Philippines
Dames & Moore, Inc.                                              Oman
Dames & Moore, Inc.                                              China
Dames & Moore, Inc.                                              Korea
Dames & Moore, Inc.                                              Ireland
Dames & Moore, Inc.                                              The Netherlands
Dames & Moore, Inc.                                              Lebanon
Dames & Moore, Inc.                                              Russia

                                       4.

Dames & Moore, Inc.                                              Belgium
Dames & Moore, Inc.                                              Norway
Dames & Moore, Inc.                                              Azerbaijan
Dames & Moore, Inc.                                              United Arab
                                                                 Emirates
Dames & Moore, Inc.                                              Indonesia
DMG Consulting Ltd.                                              United Kingdom
DMG Consulting SRL                                               Italy
Ecoaudit S.A.                                                    France
Ecobilan S.A.                                                    France
Ecobilan SRL                                                     Italy
Food & Agricultural International, Ltd.                          United Kingdom
Forestry & Technical Services Pty Limited                        Australia
GCNZ Woodward-Clyde Limited (NZ)                                 Auckland, New
                                                                 Zealand
Greiner (Malaysia) Sdn Bhd                                       Malaysia
Greiner Engineering Limited                                      Hong Kong
Greiner FSC, Inc.                                                Barbados
Greiner International Limited                                    Hong Kong
Greiner International Ltd.                                       Thailand
Greiner Limited                                                  Hong Kong
Hardcastle & Richards                                            Australia
HDML Pty., Ltd.                                                  Australia
Hollingsworth D&M (PNG) Pty., Ltd.                               Papua New
                                                                 Guinea
Int'l Agreement Trust/IAP Trustee                                Australia
International Agriculture Ltd.                                   Australia
International Wastewater Consultants (Singapore) Ltd.            Singapore
Le Provost, and Fawcett                                          Australia
Limnos, S.A. (Spain)                                             Spain
Murray-North (Solomon Islands) Limited                           Solomon Islands
Murray-North CMPS Ltd. (NZ)                                      New Zealand
Murray-North Consultants, Ltd.                                   New Zealand
Murray-North International Ltd.                                  New Zealand
Norcol, Dames & Moore Inc. Canada                                Canada
Northern Energetics Company Limited                              United Kingdom
O'Brien-Kreitzberg, Ltd.                                         United Kingdom
Organisation Et Surete Industrial                                France
Professional Insurance Limited                                   Bermuda
PT Dames & Moore                                                 Indonesia
PT Geobis Woodward-Clyde Indonesia                               Indonesia
Radian Environmental GmbH                                        Germany
Radian (HK) Limited                                              Canada
Radian International Canada, Inc.                                Canada
Radian International N.V.                                        The Netherlands
Radian International Pty. Ltd.                                   Australia
Radian International S.A.                                        Argentina

                                       5.

Radian S.E.A. Limited                                            Thailand
Reverse Engineering Limited                                      United Kingdom
Reverse Engineering Norge A.S.                                   Norway
Rhosman International Ltd.                                       Cayman Islands
Roscandor Consultants Ltd.                                       Turks & Caicos
Saudi Arabian Dames & Moore                                      Saudi Arabia
Sert Ingenieurs-Conseils, S.A. (Swiss)                           Switzerland
Technologias Servicios Ambientales Tesan S.A.                    Chile
Thorburn Colquhoun Holdings PLC                                  United Kingdom
Transition Subsidiary, Inc.                                      Canada
Transport Technologies International, Inc.                       Ontario, Canada
URS Greiner, Inc. Puerto Rico                                    Puerto Rico
URS Thorburn Colquhoun Limited                                   United Kingdom
Walk Haydel Arabia Ltd.                                          Saudi Arabia
WCI Ecoconcept, S.A. (France)                                    France
WCI Umwelttechnik, GMBH (Germany)                                Germany
WCI Verfahrnstechnik, GMBH (Germany)                             Germany
Woodward-Clyde (Malaysia) Sdn. Bhd.                              Malaysia
Woodward-Clyde (NZ) Ltd.                                         New Zealand
Woodward-Clyde Consultants of Canada, Ltd.                       Ontario, Canada
Woodward-Clyde de Mexico, S.A. de D.V. (Mexico)                  Mexico
Woodward-Clyde Geo-Consulting Sdn. Bhd.                          Malaysia
Woodward-Clyde Geo-Services Sdn. Bhd.                            Malaysia
Woodward-Clyde International Limited (Hendrick)                  Hong Kong
Woodward-Clyde Philippines, Inc.                                 Philippines
Woodward-Clyde, Ltd. (UK)                                        United Kingdom

                                       6.